SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 1, 1999

                         NORTHWEST AIRLINES CORPORATION
                     (formerly Newbridge Parent Corporation)
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-23642
                            (Commission File Number)

                                   41-1905580
                        (IRS Employer Identification No.)

                  2700 Lone Oak Parkway, Eagan Minnesota 55121
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 726-2111
              (Registrants' Telephone Number, Including Area Code)

Item 7. Exhibits

            Filed herewith as exhibits to the Registration Statement on Form S-3 (File No. 333-41579), as amended by Post Effective Amendment No. 1 thereto (together, the "Registration Statement"), are the underwriting agreement, officers' certificate of Northwest Airlines, Inc., officers' certificate for Northwest Airlines Corporation and the form of the note representing the 8.52% Notes due 2004 relating to the issuance and sale by Northwest Airlines, Inc. of $200 million aggregate principal amount of its 8.52% Notes due 2004, as fully and unconditionally guaranteed by Northwest Airlines Corporation, which closed on April 7, 1999.

            In addition, filed herewith as Exhibit 4(c) to the Registration Statement is the Second Supplemental Indenture dated as of February 25, 1999 among Northwest Airlines Corporation, Northwest Airlines Holdings Corporation (formerly Northwest Airlines Corporation), Northwest Airlines, Inc. and State Street Bank and Trust Company, as Trustee supplementing the Indenture dated as of March 1, 1997, among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company, as Trustee.

1 Underwriting Agreement dated April 1, 1999 among Northwest Airlines, Inc., Northwest Airlines Corporation and Credit Suisse First Boston Corporation

4(a)(1) Officers' Certificate of Northwest Airlines, Inc., dated April 7, 1999.

4(a)(2) Officers' Certificate of Northwest Airlines Corporation, dated April 7,
        1999.

4(b) Form of the Note representing the 8.52% Notes due 2004. (The Form of the Note, included as Exhibit B to Exhibit 4(a)(1) hereto, is hereby incorporated herein by reference.)

4(c) Second Supplemental Indenture dated as of February 25, 1999 among Northwest Airlines Corporation, Northwest Airlines Holdings Corporation, Northwest Airlines, Inc. and State Street Bank and Trust Company, as Trustee.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        NORTHWEST AIRLINES CORPORATION


                                        By: /s/ Douglas M. Steenland
                                           -------------------------------------
                                           Name:  Douglas M. Steenland
                                           Title: Executive Vice President,
                                                    Counsel and Secretary

Dated:  April 19, 1999

                                  EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

1 Underwriting Agreement dated April 1, 1999 among Northwest Airlines, Inc., Northwest Airlines Corporation and Credit Suisse First Boston Corporation.

4(a)(1)   Officers' Certificate of Northwest Airlines, Inc., dated April 7,
          1999.

4(a)(2) Officers' Certificate of Northwest Airlines Corporation, dated April 7, 1999.

4(b) Form of the Note representing the 8.52% Notes due 2004. (The Form of the Note, included as Exhibit B to Exhibit 4(a)(1) hereto, is hereby incorporated herein by reference.)

4(c) Second Supplemental Indenture dated as of February 25, 1999 among Northwest Airlines Corporation, Northwest Airlines Holdings Corporation, Northwest Airlines, Inc. and State Street Bank and Trust Company, as Trustee.